UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2021

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into A Material Agreement.

Allonge to Auctus Note

On August 23, 2021, Brain Scientific Inc. (the “Company”) entered into an Allonge #3 to Promissory Note (the “Allonge #3”), which amends that certain Promissory Note of the Company (as amended, the “Auctus Note”) in the original principal amount of $600,000 dated September 22, 2020, in favor of Auctus Fund, LLC. The Allonge #3 amends the Auctus Note by extending the maturity date of the Auctus Note to October 31, 2021, and further modified the repayment terms of the principal and accrued and unpaid interest so the Company pays $173,067 on each of August 31, 2021, September 30, 2021 and October 31, 2021.

The foregoing is a brief description of the terms of the Allonge #3 and is qualified in its entirety by reference to the full text of the Allonge #3, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Allonges to Vista Note

On August 23, 2021, the Company executed an Allonge #5 to Convertible Note dated as of August 4, 2021 (the “Allonge #5”), which amends that certain Convertible Note of the Company (as amended, the “Vista Note”) in the original principal amount of $275,000 (the “Original Principal Amount”) dated December 31, 2019, in favor of Vista Capital Investments, LLC (“Vista”), by extending the maturity date to November 1, 2021.

As consideration for the Allonge #5, the Original Principal Amount as of August 4, 2021 was increased by an additional ten percent and the Company agreed to issue 50,000 shares of its common stock to Vista (the “Consideration Shares”).

On August 24, 2021, the Company executed an Allonge #6 to Convertible Note (the “Allonge #6”), which amends the Vista Note, as amended by Allonge #5, by extending the maturity date to December 31, 2021 and further modified the repayment terms of the principal and accrued and unpaid interest so the Company pays $100,000 on each of August 31, 2021, September 30, 2021 and October 31, 2021, November 30, 2021 and December 31, 2021.

The foregoing is a brief description of the terms of the Allonge #5 and the Allonge #6 and is qualified in its entirety by reference to the full text thereof, which are included as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Consideration Shares is incorporated by reference herein. The Consideration Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as no general solicitation was used in the offer and sale of such securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Allonge #3 with Auctus Fund LLC
10.2	Allonge #5 with Vista Capital Investments, LLC
10.3	Allonge #6 with Vista Capital Investments, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 24, 2021

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board, Secretary and Executive Vice President

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